UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 28, 2009

Global Aircraft Solutions, Inc. (Exact name of registrant as specified in its charter)

Nevada	000-28575	84-1108499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

P.O. Box 23009 Tucson, AZ 85734 (Address of principal executive offices) (Zip Code)

(520) 294-3481 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.03(a) . Bankruptcy or Receivership.

On January 30, 2009, Global Aircraft Solutions, Inc. filed a voluntary petition in the United States Bankruptcy Court for the Arizona District pursuant to Chapter 11 of Title 11, United States Code, case number 4:09-bk-01655.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Aircraft Solutions, Inc.:
(Registrant)

Date: January 29, 2009	By: /s/ Gordon Hamilton
Name: Gordon Hamilton
Title: Chief Executive Officer